CFM TECHNOLOGIES, INC.

                        1,750,000 SHARES OF COMMON STOCK,
                             no par value per share

                            issuable pursuant to the

                              AMENDED AND RESTATED
                   CFM TECHNOLOGIES, INC. 1995 INCENTIVE PLAN

                         ------------------------------

             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                 SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED.

                         ------------------------------


     CFM Technologies, Inc. (the "Company") has filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the "Commission") covering shares of the Company's common stock issuable upon exercise of options granted under the Amended and Restated CFM Technologies, Inc. 1995 Incentive Plan, the Amended and Restated CFM Technologies, Inc. Employee Stock Purchase Plan, the Amended and Restated CFM Technologies, Inc. Non-Employee Directors' Stock Option Plan and the Amended and Restated CFM Technologies, Inc. 1992 Employee Stock Option Plan. This document is being provided to all participants in the Amended and Restated CFM Technologies, Inc. 1995 Incentive Plan (the "Plan"). It contains a brief summary of certain Plan provisions and incorporates certain documents filed by the Company with the Commission.

     The following Plan summary is not intended to amend or alter the Plan in any manner nor does it address all Plan provisions. To the extent that the information contained in the summary differs or conflicts with provisions of the Plan, the terms of the Plan control. A copy of the Plan has been attached for your convenience, but is not incorporated into this document. Additional information concerning the Plan and the Plan administrators can be obtained by contacting Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341, (610) 280-8300.

                              --------------------

                    The date of this document is May 1, 1999




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     No person has been authorized to give any information or to make any representations, other than those contained in this document, in connection with the offering contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by CFM Technologies, Inc. This document does not constitute an offer to sell, or the solicitation of an offer to buy, the securities covered by this document to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation. Neither delivery of this document nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts herein set forth since the date hereof or that the information contained herein is correct as of any time subsequent to that date.

     Persons who are deemed to be "affiliates" of CFM Technologies, Inc. under the Securities Act of 1933, as amended (the "Securities Act"), may reoffer or resell shares of CFM Technologies, Inc.'s common stock acquired pursuant to the Plan only pursuant to the registration provisions of the Securities Act, or an exemption therefrom, including Rule 144. Affiliates may not use this document for the reoffer or resale of such shares.

                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----

AVAILABLE INFORMATION .......................................       3

INCORPORATION OF CERTAIN DOCUMENTS
      BY REFERENCE ..........................................       3

INCENTIVE PLAN ..............................................       4
General Information .........................................       4
Administration ..............................................       4
Awards Under the Plan .......................................       5
Eligibility .................................................       5
Grant of Stock Options ......................................       6
Awards of Restricted Stock ..................................      10
Termination or Amendment of the Plan ........................      11
Nonassignment of Awards .....................................      12
Resale of Shares ............................................      12
Withholding of Applicable Taxes .............................      12
No Right to Continued Employment or Service..................      12
Other Conditions ............................................      12
Term of the Plan ............................................      13




                                       2

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                         AVAILABLE INFORMATION

     CFM Technologies, Inc. (the "Company") is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information filed by the Company with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at: Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates.

     The Company has filed with the SEC a Registration Statement on Form S-8 (together with all amendments and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock, no par value per share, of the Company (the "Shares") offered hereby. This document does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information, reference is made to the Registration Statement.

     Each person participating in the Amended and Restated CFM Technologies, Inc. 1995 Incentive Plan (the "Plan") who does not otherwise receive such material as a shareholder of the Company will be provided with copies of all reports, proxy statements and other communications distributed to the shareholders of the Company generally. The Company also undertakes to provide, without charge, to each person to whom this document is delivered, upon written or oral request of such person, a copy of any or all of the documents required to be delivered pursuant to Rule 428(b) of the Securities Act and any or all of the documents which have been incorporated by reference in Item 3 of Part II of the Registration Statement (which documents are also incorporated by reference in this document), other than exhibits to such documents. Requests for such copies should be directed to Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341, (610) 280-8300. Additional information about the Plan and the administrators may be obtained by writing to the Company at the address listed above or by telephoning the Company at (610) 280-8300.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the SEC pursuant to the Securities Act and the Exchange Act by the Company are incorporated herein by reference:

      (a) The Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1998;

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      (b)   The Company's Quarterly Report on Form 10-Q for the
            quarter ended January 31, 1999; and

      (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, filed with the Commission by the Company on June 10, 1996, as amended by Amendment No. 1 on Form 8-A/A to the Company's Registration Statement on Form 8-A, filed with the Commission by the Company on June 14, 1996.

           Each document filed subsequent to the date of this document pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such document.


                                 INCENTIVE PLAN

     The following is a summary of certain provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as an exhibit to the Registration Statement.

GENERAL INFORMATION

     The Plan was approved by the Board of Directors of the Company (the "Board") on December 19, 1995 and by the shareholders of the Company on January 3, 1996, and was amended by the shareholders of the Company on March 11, 1997 and March 4, 1999 to increase the number of shares available thereunder.

     The purpose of the Plan is to enable the Company to offer employees and consultants who render services to the Company and its subsidiaries, options to acquire equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

ADMINISTRATION

     The Plan is administered and interpreted by the Executive Compensation and Stock Option Committee of the Board (the "Committee"). The Committee is composed of two or more directors of the Company, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. A director is a "disinterested person" if he or she has not, during the one year period prior to serving on the Committee, or while serving on the Committee, been granted or awarded equity securities under the Plan or any other plan of the Company or any of its subsidiaries. Directors are elected by the shareholders and serve for one-year terms and until their respective successors are elected and qualified. Members of the Committee are selected by the Board and serve at the pleasure of the Board. The current member of the Committee is Brad S. Mattson.


                                       4
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     The Committee, subject to the provisions of the Plan, has the authority to select the persons to whom stock options ("Stock Options") and restricted stock ("Restricted Stock") (as described below) shall be awarded and the amount, terms, conditions and restrictions applicable to such Stock Options and Restricted Stock (including, but not limited to, the option price, the term of the option, and provisions relating to any restriction or limitation, any vesting schedule or acceleration, or any forfeiture restrictions or waiver of the award).

     The Committee also has the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices as it deems advisable for the administration of the Plan; (ii) interpret the terms and provisions of the Plan and any award granted thereunder; and (iii) otherwise supervise the administration of the Plan. In addition, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry the Plan into effect. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Committee will be final and binding upon all persons in interest.

AWARDS UNDER THE PLAN

     The Plan contains provisions for (i) granting non-qualified stock options ("Non-Qualified Stock Options") and incentive stock options ("Incentive Stock Options") (as described below), and (ii) awarding Shares as Restricted Stock.

     The maximum number of Shares that may be issued under the Plan is 1,750,000. No participant may be granted awards of Stock Options representing more than 50,000 Shares during any calendar year. The Shares may be either authorized and unissued Shares or issued Shares reacquired by the Company. The aggregate number of Shares issuable under the Plan and the number of Shares subject to awards made under the Plan are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Shares.

     If any Stock Option granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of unpurchased Shares will again be available for the purposes of the Plan. Further, if any Shares of Restricted Stock are forfeited, the Shares subject to such forfeiture shall again be available under the Plan.

ELIGIBILITY

     All officers and other employees of the Company and its subsidiaries are eligible to be granted Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock under the Plan. Any director who is also an employee of the Company or a subsidiary shall also be eligible to receive Stock Options and Restricted Stock under the Plan. Consultants to the Company and its subsidiaries are only eligible to receive Non-Qualified Stock Options under the Plan.


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

GRANT OF STOCK OPTIONS

     The Plan permits the grant of Incentive Stock Options, as defined in
Section 422 of the Code, and Non-Qualified Stock Options. The Committee has the authority to grant to any eligible person one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option will constitute a separate Non-Qualified Stock Option.

     PRICE. The option exercise price under the Plan will be fixed by the Committee at the time of grant, but may not be less than 100% of the Fair Market Value (as defined below) of the underlying Shares on the date the Stock Option is granted if the Stock Option is intended to be an Incentive Stock Option (or 110% in the case of an Incentive Stock Option granted to a person who owns immediately prior to the grant more than 10% of the total combined voting power of all outstanding classes of stock of the Company (a "Ten Percent Shareholder")). The "Fair Market Value" of a Share with respect to any day shall be the average of the high and low sales prices of a Share as reported on The Nasdaq Stock Market. The Committee may, in its discretion, grant Non-Qualified Options at an option price per share which is below the Fair Market Value per Share on the date of the grant.

     METHOD OF EXERCISE. Stock Options may be exercised in whole or in part by delivering written notice to the Company specifying the number of Shares to be purchased. The notice shall be accompanied by payment in full of the option price (see "Payment") and, if requested, a representation in writing that the participant is acquiring the Shares without a view to redistribution. All exercises are subject to such installment exercises and waiting periods as may be imposed by the Committee.

     PAYMENT. The option exercise price may be paid (i) in cash or by check,
(ii) to the extent determined by the Committee on or after the date of grant, in the form of Shares duly owned by the participant (and for which the participant has good title free and clear of any liens and encumbrances) or (iii) by a reduction in the number of Shares issuable upon such exercise, based, in each case, on the Fair Market Value of the Shares on the last trading date preceding payment. Upon payment in full of the option exercise price and satisfaction of certain other conditions set forth above (see "Method of Exercise"), a stock certificate representing the number of Shares to which the participant is entitled will be issued and delivered to the participant. A participant will not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to Shares subject to an option, unless and until a stock certificate representing the Shares subject to an option is issued to the participant.

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


     STOCK OPTION CONTRACT. Each Stock Option will be evidenced by, and subject to the terms of, a Stock Option Contract executed by the Company and the participant. The Stock Option Contract will specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the option, the option exercise price, the option term and other terms and conditions applicable to the option.

     TERM. The term of each Stock Option will be fixed by the Committee at the time of grant. No Stock Option will be exercisable more than ten years after the date it is granted (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). Stock Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant; PROVIDED, HOWEVER, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Committee deems appropriate in its sole discretion. Subject to such installment exercise and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term.

     TERMINATION OF EMPLOYMENT OR SERVICES. Unless otherwise determined by the Committee, if a participant's employment with, or services as a director of or consultant to, the Company and all of its subsidiaries terminates by reason of retirement, any Stock Option held by the participant which was exercisable on the date of such termination may be exercised by the participant within the earlier of a period of one year from the date of such termination or until the expiration of the stated term of such Stock Option.

     Unless otherwise determined by the Committee, in the event that a participant's employment with, or services as a director of or consultant to, the Company and all its subsidiaries terminates by reason of the death of the participant, any Stock Option held by such participant exercisable as of the date of death may be exercised by the legal representative of the participant's estate. Such Stock Option shall be exercisable until the earlier of one year after the date of death or until the expiration of the term of such Stock Option. Stock Options not exercisable on the date of death shall be forfeited.

     Unless otherwise determined by the Committee, in the event that a participant's employment with, or services as a director of or consultant to, the Company and all its subsidiaries terminates by reason of the disability of the participant, any Stock Option held by the participant shall become immediately fully exercisable and may thereafter be exercised until the earlier of one year after the date of such termination or until the expiration of such Stock Option. If the participant dies during the one year period, any unexercised Stock Options held by the Participant may thereafter be exercised by the legal representative of the participant's estate until the earlier of one year after the date of death or until the expiration of the term of such Stock Option. If an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will be treated as a Non-Qualified Stock Option.

     Unless otherwise determined by the Committee, if a participant's employment with, or services as a director of or consultant to, the Company and all of its subsidiaries terminates for any reason other than retirement, death or disability, any Stock Option which was exercisable on the date of such termination may be exercised within a period of 90 days from the date of termination or until the expiration of the stated term of such option, whichever period is shorter.

     CHANGE OF CONTROL. In the event of a Change of Control (as defined below), all outstanding Stock Options will immediately become fully exercisable, and upon payment by the participant of the option exercise price, and, if requested by the Company, a representation in writing that the participant is acquiring the Shares without a view to distribution thereof, a stock certificate representing the Shares covered thereby will be issued and delivered to the participant. A "Change of Control" means the occurrence of any of the following events: (i) the Company enters into an agreement of reorganization, merger or consolidation, pursuant to which the Company or any of its subsidiaries is not the surviving corporation, (ii) the Company sells substantially all of its assets to a purchaser other than a subsidiary or (iii) shares of stock of the Company representing in excess of 30% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers.

     FEDERAL INCOME TAX CONSEQUENCES. The federal income tax consequences applicable to options granted under the Plan will depend on whether the options are Incentive Stock Options or Non-Qualified Stock Options.

     NON-QUALIFIED STOCK OPTIONS. A participant will not be deemed to receive any income at the time a Non-Qualified Stock Option is granted, nor will the Company be entitled to a deduction at that time. However, when any part of a Non-Qualified Stock Option is exercised, the participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the option exercise price of the Non-Qualified Stock Option and the fair market value of the Shares received upon the exercise of the Non-Qualified Stock Option. Where a Non-Qualified Stock Option is exercised by a director or executive officer within six months of the date of its grant, the recognition of income in respect of such exercise will ordinarily be delayed until such shares may be resold without incurring liability under Section 16(b) of the Exchange Act (generally six months after the date of grant of the Non-Qualified Stock Option), and in such case the amount of such ordinary income will be determined as of the date of recognition based upon the fair market value of the shares on that date. If, however, a participant subject to Section 16(b) of the Exchange Act files an appropriate election under Section 83(b) of the Code with the Internal Revenue Service within thirty days of his or her exercise of a Non-Qualified Stock Option that had been granted within the six-month period ending on the date of such exercise, such participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value, on the date of exercise, of the shares received upon such exercise. The Company will (subject to any applicable Code limitation) be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income when such income is recognized by the participant.


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

     Upon any subsequent sale of the shares acquired upon the exercise of a Non-Qualified Stock Option, any gain (the excess of the amount received over the fair market value of the Shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the Shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after the date of exercise (or, if later, the date when income was recognized by the optionee) and otherwise will be a short-term capital gain or loss.

     If all or any part of the exercise price of a Non-Qualified Stock Option is paid by the participant with Shares (including Shares previously acquired upon exercise of an Incentive Stock Option), no gain or loss will be recognized on the Shares surrendered in payment. The number of Shares received on such exercise of the Non-Qualified Stock Option equal to the number of Shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the Shares surrendered. The balance of the Shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the Non-Qualified Stock Option for an option exercise price equal to the consideration, if any, paid by the participant in cash. The participant's compensation, which is taxable as ordinary income upon such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in Shares.

     INCENTIVE STOCK OPTIONS. A participant will not be deemed to receive any income at the time an Incentive Stock Option is granted or exercised pursuant to the Plan. (However, special rules apply to participants who are subject to the alternative minimum tax.) If a participant does not dispose of the Shares acquired upon exercise of an Incentive Stock Option within two years after the grant of the Incentive Stock Option and one year after the exercise of the Incentive Stock Option, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss.

     If the participant disposes of the Shares acquired upon exercise of an Incentive Stock Option within two years after the date of grant of the Incentive Stock Option or within one year after the exercise of the Incentive Stock Option, the disposition is a "disqualifying disposition," and the participant will generally recognize income in the year of the "disqualifying disposition" equal to the excess of the amount received for the Shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the Shares at the time the Incentive Stock Option was exercised over the option exercise price will be treated as compensation taxable as ordinary income (for which the Company will be entitled to a tax deduction in the year of the "disqualifying disposition") and the balance, if any, will be long-term or short-term capital gain depending on whether the Shares were sold more than one year after the Incentive Stock Option was exercised. However, in the case of a "disqualifying disposition" that is a sale or exchange (other than a sale or exchange with certain persons related to the participant), the amount of compensation income recognized by the participant cannot exceed the excess of the amount received over the option exercise price, even where the amount received is less than the fair market value of the Shares at the time the Incentive Stock Option was exercised. If a participant uses Shares acquired upon the exercise of an Incentive Stock Option to exercise an Incentive Stock Option at a time when the sale of such Shares would constitute a "disqualifying disposition," the participant will recognize ordinary income in the amount described in the preceding two sentences.

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     THE FOREGOING IS A GENERAL SUMMARY OF FEDERAL INCOME TAX TREATMENT UNDER
PRESENT LAW. THESE RULES ARE COMPLEX AND SUBJECT TO CHANGE. EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR MORE DETAILED INFORMATION AS TO THE TAX CONSEQUENCES APPLICABLE TO HIS OR HER OWN SITUATION.

AWARDS OF RESTRICTED STOCK

     GENERAL. Awards of Restricted Stock are Shares granted to a participant which, except as set forth below, will be forfeited to the Company if the participant ceases to be an employee of the Company or any of its subsidiaries during a restriction period specified by the Committee, not to exceed five years from the date of grant of such award (the "Restriction Period"). The Committee will determine the eligible employees to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be awarded, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the awards. The provisions of the awards need not be the same with respect to each participant, and awards to individual participants need not be the same in subsequent years. Subject to the provisions of the Plan, the Committee may provide for the lapse of restrictions in installments and may waive such restrictions, in whole or in part, at any time after the date of the award, based on such factors as the Committee deems appropriate in its sole discretion.

     RESTRICTED STOCK AGREEMENT. Each Restricted Stock award will be evidenced by, and subject to the terms of, an agreement (the "Restricted Stock Agreement") executed by the Company and the participant. The Restricted Stock Agreement will specify the number of Shares subject to the award, the time or times within which such Shares of Restricted Stock are subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms, conditions and restrictions applicable to such award.

     STOCK CERTIFICATES. When the restrictions applicable to a Restricted Stock award, or any portion thereof, lapse, a stock certificate representing the number of Shares covered by the award, or portion thereof, will be issued and registered in the name of and delivered to the participant. A participant will not be deemed the holder of Shares, or to have the rights of a holder of Shares, with respect to Shares subject to the Restricted Stock award, unless and until the forfeiture restrictions lapse and a stock certificate representing such Shares is issued to such participant.

     TERMINATION OF EMPLOYMENT OR SERVICE. If a participant's employment with the Company and its subsidiaries is terminated during the Restriction Period due to death or disability, restrictions will lapse with respect to a percentage of the Restricted Stock award granted to the participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such disability commenced (as determined by the Committee in its sole discretion) and a stock certificate representing such Shares will be issued and delivered to the participant. All other awards of Restricted Stock will be forfeited to the Company.

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     CHANGE OF CONTROL. Upon a Change of Control (see "Incentive Plan - Grant of
Stock Options - Change of Control"), all Shares of Restricted Stock remaining subject to forfeiture will immediately cease to be subject to forfeiture and stock certificates representing such Shares will be issued and delivered to the participants.

     FEDERAL INCOME TAX CONSEQUENCES. Because Restricted Stock awarded under the Plan is subject to forfeiture, receipt of the award should not be a taxable event to the participant for federal income tax purposes. Rather, the participant will generally be deemed to receive compensation taxable as ordinary income, and the Company will be entitled to an equivalent deduction (subject to any applicable Code limitation), on the date the forfeiture provisions lapse or are waived, in an amount equal to the fair market value of the Shares on such date, unless the participant files an appropriate election under Section 83(b) of the Code to be taxed at the time of the award (in which event no deduction will be allowed to the participant in the event of a forfeiture). The participant's income and the Company's deduction is equal to the fair market value of the Shares on the date of lapse or waiver of such restrictions (or on the date of the award if the Section 83(b) election is made).

     THE FOREGOING IS A GENERAL SUMMARY OF FEDERAL INCOME TAX TREATMENT UNDER PRESENT LAW. THESE RULES ARE COMPLEX AND SUBJECT TO CHANGE. EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR MORE DETAILED INFORMATION AS TO THE TAX CONSEQUENCES APPLICABLE TO HIS OR HER OWN SITUATION.

TERMINATION OR AMENDMENT OF THE PLAN

     The Committee may at any time amend, discontinue or terminate the Plan or any part thereof, provided that, unless otherwise required by law, the rights of a participant with respect to awards granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such participant, and provided further that, without approval by the shareholders of the Company, no such amendment shall (i) materially increase the maximum number of Shares issuable under the Plan, subject to certain exceptions in the event of certain changes in the Company's capital structure, (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan. The Committee may amend the terms of any award previously granted, prospectively or retroactively, but no such amendment may impair the rights of any holder of an award, without the holder's consent. The Committee may also substitute new options for previously granted options having higher option prices.

NONASSIGNMENT OF AWARDS

     Except as otherwise provided in the Plan, any award granted under the Plan and the rights and privileges conferred thereby may not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and is not subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such award, right or privilege contrary to the provisions of the Plan, or upon the levy of any attachment or similar process upon the rights and privileges conferred thereby, such award and the rights and privileges conferred thereby will immediately terminate and the award will immediately be forfeited to the Company.

RESALE OF SHARES

     The Plan imposes no limitation or restriction on the resale of Shares acquired under the Plan. Participants in the Plan who are not "affiliates" of the Company may generally resell, without restriction, Shares acquired under the Plan. Plan participants who may be deemed to be "affiliates" of the Company may resell Shares acquired under the Plan pursuant to Rule 144 under the Securities Act or in a transaction otherwise exempt from registration under the Securities Act.

WITHHOLDING OF APPLICABLE TAXES

     The Company has the right to reduce the number of Shares otherwise deliverable under the Plan by an amount that would have a Fair Market Value on such date equal to the amount of all federal, state and local taxes required to be withheld by the Company, or to deduct the amount of such taxes from any cash payment otherwise to be made to the participant. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it deems appropriate.

NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE

     Neither the Plan nor the grant of an award thereunder confers upon any participant any right to continued employment with the Company or any subsidiary or limits in any way the right of the Company or any subsidiary to terminate a participant's employment or services as a consultant.

OTHER CONDITIONS

     If the Shares are listed on a national securities exchange or The Nasdaq Stock Market, the issuance of any Shares pursuant to an award will be conditioned upon such Shares being listed on such exchange or The Nasdaq Stock Market. The Company shall have no obligation to issue such Shares unless and until such Shares are listed, and the right to exercise any Stock Option or vest in any Restricted Stock shall be suspended until such listing is effected. In addition, if at any time counsel to the Company is of the opinion that any sale or delivery of Shares pursuant to an award is or may be unlawful or result in the imposition of excise taxes, the Company shall have no obligation to make such sale or delivery, or to maintain any qualification or registration under the Securities Act, or otherwise, and the right to exercise any Stock Option or vest in any Restricted Stock shall be suspended until, in the opinion of such counsel, such sale or delivery is lawful or will not result in the imposition of excise taxes. Upon termination of any period of suspension, any award affected by such suspension which shall not then have expired or terminated will be reinstated as to all Shares available before such suspension and as to Shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

TERM OF THE PLAN

     No Stock Option or Restricted Stock may be granted, pursuant to the Plan, on or after January 3, 2006, but awards granted prior to such date may extend beyond such date.

                              AMENDED AND RESTATED
                             CFM TECHNOLOGIES, INC.
                               1995 INCENTIVE PLAN

                               (Revised May 1999)

                                    ARTICLE I

                                     PURPOSE

     The purpose of the 1995 Incentive Plan (the "Plan") is to enable CFM Technologies, Inc. (the "Company") to offer employees of and consultants to the Company and its Subsidiaries equity interests in the Company, options to acquire equity interest in the Company, and other incentive awards, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.


                                   ARTICLE II

                                   DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

     2.1 "AWARD" shall mean an award under the Plan of a Stock Option or Restricted Stock.

     2.2 "BOARD" shall mean the Board of Directors of the Company.

     2.3 "CHANGE OF CONTROL" shall mean the occurrence of any one of the following: (i) the Company enters into an agreement of reorganization, merger or consolidation pursuant to which the Company or a Subsidiary is not the surviving corporation, (ii) the Company sells substantially all its assets to a purchaser other than a Subsidiary, or (iii) shares of stock of the Company representing in excess of 30% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers.

     2.4 "CODE" shall mean the Internal Revenue Code of 1936, as amended.

     2.5 "COMMITTEE" shall mean the Executive Compensation and Stock Option Committee of the Board, consisting of two or more members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     2.6 "COMMON STOCK" shall mean the Common Stock, no par value per share, of the Company.

     2.7 "DISABILITY" shall mean a disability that results in a Participant's Termination of Employment with the Company or a Subsidiary, as determined pursuant to standard Company procedures.

     2.8 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, The Nasdaq Stock Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     2.9 "INCENTIVE STOCK OPTION" shall mean any Stock Option awarded under the Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     2.10 "NON-QUALIFIED STOCK OPTION" shall mean any Stock Option granted under the Plan that is not an Incentive Stock Option.

     2.11 "PARTICIPANT" shall mean an employee or consultant to whom an Award has been granted.

     2.12 "RESTRICTED STOCK" shall mean an Award granted pursuant to Article VII of the Plan that is subject to forfeiture if the Participant ceases to be an employee during a specified


     2.13 "RESTRICTION PERIOD" shall have the meaning set forth in Section
7.2(c).

     2.14 "STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI of the Plan.

     2.15 "SUBSIDIARY" shall mean any subsidiary of the Company, 80% or more of the voting stock of which is owned, directly or indirectly, by the Company.

     2.16 "TERMINATION OF EMPLOYMENT" shall mean a termination of employment or a consulting arrangement with the Company and all of its Subsidiaries for reasons other than a military or personal leave of absence granted by the Company or any Subsidiary.


                                   ARTICLE III

                                 ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

     3.2 AWARDS. The Committee shall have full authority to grant, pursuant to the terms of the Plan, Stock Options and Restricted Stock to persons eligible under Article V. In particular, the Committee shall have the authority:

          (a) to select the persons to whom Stock Options and Restricted Stock may from time to time be granted;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock, or any combination thereof, are to be granted to one or more persons eligible to receive Awards under Article V;

          (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder; and

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the option price, the option term, and provisions relating to any restriction or limitation, any vesting schedule or acceleration, or any forfeiture restrictions or waiver of the Award).

     3.3 GUIDELINES. Subject to Article VIII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

     3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.



                                   ARTICLE IV

                                SHARE LIMITATION

     4.1 SHARES. The maximum aggregate number of shares of Common Stock that may be issued under the Plan is 1,750,000 (subject to any increase or decrease pursuant to Section 4.3), which may be either authorized and unissued shares of Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan. Further, if any shares of Restricted Stock are forfeited, the shares subject to such Award, to the extent of such forfeiture, shall again be available under the Plan.

     4.2 INDIVIDUAL LIMIT. No employee or consultant may be granted Awards covering more than 50,000 shares of Common Stock (subject to increase or decrease pursuant to Section 4.3) during any calendar year.

     4.3 CHANGES. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the maximum number of shares with respect to which Awards may be granted to any individual during any year, the number and option price of shares subject to outstanding Options, and the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.

                                    ARTICLE V

                                   ELIGIBILITY

     All officers and other employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock under the Plan. A Director who is an employee of the Company or a Subsidiary shall be eligible to receive Awards pursuant to this Article V. Consultants to the Company and its Subsidiaries are eligible to be granted Non-Qualified Stock Options under this Plan.



                                   ARTICLE VI

                                  STOCK OPTIONS

     6.1 OPTIONS. Each Stock Option granted under the Plan shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

     6.2 GRANTS. The Committee shall have the authority to grant to any person eligible under Article V one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

     6.3 INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

     6.4 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) STOCK OPTION CONTRACT. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Contract executed by the Company and the Participant. The Stock Option Contract shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

          (b) OPTION PRICE. Subject to subsection (l) below, the option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant, but shall be not less than 100~ of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Incentive Stock Option. The Committee may, in its discretion, grant Non-Qualified Options at an option price per share which is below the Fair Market Value of the Common Stock on the date of grant.

          (c) OPTION TERM. Subject to subsection (l) below, the term of each Stock Option shall be fixed by the Committee at the time of grant, but no Stock Option shall be exercisable more than ten years after the date it is granted.

          (d) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Committee shall deem appropriate in its sole discretion.

          (e) METHOD OF EXERCISE. Subject to such installment exercise and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section
     10.2. Payment of the option price may be made (i) in cash or by check payable to the Company, (ii) to the extent determined by the Committee on or after the date of grant, in shares of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iii) by reduction in the number of shares of Common Stock issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

          (f) DEATH. Unless otherwise determined by the Committee on or after the date of grant, in the event of a Participant's Termination of Employment by reason of death, any Stock Option held by such Participant which was exercisable on the date of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of death or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of death shall be forfeited.

          (g) DISABILITY. Unless otherwise determined by the Committee on or after the date of grant, in the event of a Participant's Termination of Employment by reason of Disability, any Stock Option held by such Participant which was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of one year after such date or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of such Termination of Employment shall become fully exercisable on such date. If the Participant dies during such one-year period, any unexercised Stock Options held by the Participant at the time of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of the Participant's death or the expiration of the option term of such Stock Option. If an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee on or after the date of grant, in the event of a Participant's Termination of Employment by reason of retirement, all Stock Options held by such Participant which were exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of one year after such date or the expiration of the option term of such Stock Options. Unless otherwise determined by the Committee on or after the date of grant, in the event of a Participant's Termination of Employment for any reason other than retirement, death or Disability, all Stock Options held by such Participant which were exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of 90 days after such date or the expiration of the option term of such Stock Options.

          (i) CHANGE OF CONTROL. In the event of a Change of Control, all outstanding Stock Options shall immediately become fully exercisable, and upon payment by the Participant of the option price (and, if requested, delivery of the representation described in Section 10.2), a stock certificate representing the Common Stock covered thereby shall be issued and delivered to the Participant.

          (j) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferrable by the Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

          (k) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          (l) Should the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

          (m) TEN-PERCENT SHAREHOLDER RULE. Notwithstanding any other provision of the Plan to the contrary, no Incentive Stock Option shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code), unless the option price is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option, by its terms, expires no later than five years after the date of grant.

     6.5 RIGHTS AS SHAREHOLDER. A Participant shall not be deemed to be the holder of Common Stock, or to have any of the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.


                                   ARTICLE VII

                                RESTRICTED STOCK

     7.1 AWARDS OF RESTRICTED STOCK. The Committee shall determine the eligible employees to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the Awards in addition to those set forth in Section 7.2.

     7.2 TERMS AND CONDITIONS. Restricted Stock shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) RESTRICTED STOCK AGREEMENT. Each Restricted Stock Award shall be evidenced by, and subject to the terms of, a Restricted Stock Agreement executed by the Company and the Participant. The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the Award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to such Award.

          (b) STOCK CERTIFICATE. When the restrictions applicable to a Restricted Stock Award, or any portion thereof, lapse, a stock certificate representing the number of shares of Common Stock covered by such Restricted Stock Award, or portion thereof, shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Common Stock, or to have any of the rights of a holder of Common Stock, with respect to shares of Restricted Stock subject to the Award, unless and until the forfeiture restrictions lapse and a stock certificate representing such shares of Common Stock is issued to the Participant.

          (c) RESTRICTION PERIOD. Subject to the provisions of the Plan and the Restricted Stock Agreement, shares of Restricted Stock will be forfeited to the Company if the Participant ceases to be an employee of the Company and all Subsidiaries during a period (not to exceed five years) set by the Committee commencing with the date of such Award (the "Restriction Period"). Subject to the provisions of the Plan, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Committee shall deem appropriate in its sole discretion.

          (d) DEATH OR DISABILITY. Unless otherwise determined by the Committee on or after the date of the Award, upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock Award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of the Participant's Termination of Employment, and a stock certificate representing such shares of Common Stock shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

          (e) CHANGE OF CONTROL. In the event of a Change of Control, all Restricted Stock remaining subject to forfeiture shall immediately cease to be subject to forfeiture and a stock certificate representing such shares of Common Stock shall be issued and delivered to the Participant.

                                  ARTICLE VIII

                            TERMINATION OR AMENDMENT

     8.1 TERMINATION OR AMENDMENT OF PLAN. The Committee may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article X); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further that, without the approval of the Company's shareholders, no amendment may be made that would (i) materially increase the number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.3); (ii) materially modify the requirements as to eligibility to participate in the Plan; or (iii) materially increase the benefits accruing to Participants.

     8.2 AMENDMENT OF OPTIONS. The Committee may amend the terms of any Award previously granted, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option prices.


                                   ARTICLE IX

                                  UNFUNDED PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                    ARTICLE X

                               GENERAL PROVISIONS

     10.1 NONASSIGNMENT. Except as otherwise provided in the Plan, any Award granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

     10.2 LEGEND. The Committee may require each person acquiring shares pursuant to an Award to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.3 OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     10.4 NO RIGHT TO EMPLOYMENT. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall the Plan impose any limitation on the right of the Company or any Subsidiary by which a Participant is employed to terminate such Participant's employment at any time.

     10.5 WITHHOLDING OF TAXES. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable pursuant to the Plan by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to the Participant. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it may deem appropriate.

     10.6 LISTING AND OTHER CONDITIONS.

          (a) If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue any shares of Common Stock unless and until such shares are so listed, and the right to exercise any Option or vest in any Restricted Stock shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or vest in any Restricted Stock shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

          (c) Upon termination of any period of suspension under this Section 10.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     10.7 GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     10.8 CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     10.9 LIABILITY OF THE BOARD AND THE COMMITTEE. No member of the Board or the Committee nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     10.10 OTHER BENEFITS. No payment pursuant to an Award shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

     10.11 COSTS. The Company shall bear all expenses incurred in administering the Plan, including expenses related to the issuance of Common Stock pursuant to Awards.

     10.12 SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

     10.13 SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

     10.14 HEADINGS. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.


                                   ARTICLE XI

                                  TERM OF PLAN

     11.1 EFFECTIVE DATE. The Plan shall be effective as of the date of its approval by the Company's shareholders.

     11.2 TERMINATION DATE. Unless sooner terminated, the Plan shall terminate ten years after it is adopted by the Board and no Awards may be granted thereafter. Termination of the Plan shall not affect Awards granted before such date.



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